UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2026

Sprout Social, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39156	27-2404165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dearborn St., Suite 700			60603
Chicago	,	Illinois
(Address of Principal Executive Offices)			(Zip Code)

(866) 878-3231
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 3, 2026, Sprout Social, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2026, and providing its business outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 3, 2026, the Company posted an investor presentation to its website at https://investors.sproutsocial.com (the “Investor Presentation”). A copy of the Investor Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of unknown factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026, as well as other factors described from time to time in the Company's other filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.
Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 3, 2026
99.2	Investor Presentation dated November 3, 2026
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUT SOCIAL, INC.

By:	/s/ Heidi Jonas
Name:	Heidi Jonas
Title:	General Counsel and Secretary
Date: November 3, 2026